Quarterly Holdings Report
for
Fidelity® Multi-Asset Index Fund
November 30, 2023
IDV-NPRT3-0124
1.810685.119
Domestic Equity Funds - 51.1%
	Shares	Value ($)
Fidelity 500 Index Fund (a)	19,451,451	3,092,391,742
Fidelity Extended Market Index Fund (a)	10,546,173	753,524,060
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,168,683,881)		3,845,915,802

International Equity Funds - 34.0%
	Shares	Value ($)
Fidelity Emerging Markets Index Fund (a)	74,779,085	743,304,103
Fidelity International Index Fund (a)	39,175,122	1,810,674,127
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,251,757,229)		2,553,978,230

Bond Funds - 14.9%
	Shares	Value ($)
Fidelity International Bond Index Fund (a)	24,645,968	223,292,470
Fidelity Long-Term Treasury Bond Index Fund (a)	39,896,078	374,624,171
Fidelity U.S. Bond Index Fund (a)	52,017,622	524,337,627
TOTAL BOND FUNDS (Cost $1,351,482,551)		1,122,254,268

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,771,923,661)	7,522,148,300
NET OTHER ASSETS (LIABILITIES) - 0.0%	339,896
NET ASSETS - 100.0%	7,522,488,196

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity 500 Index Fund	2,949,832,517	60,690,409	348,658,364	34,620,546	133,633,932	296,893,248	3,092,391,742
Fidelity Emerging Markets Index Fund	711,125,258	60,060,260	59,093,646	-	(10,726,640)	41,938,871	743,304,103
Fidelity Extended Market Index Fund	718,678,873	99,889,342	100,012,735	947,186	4,488,839	30,479,741	753,524,060
Fidelity International Bond Index Fund	218,307,761	23,862,765	23,504,360	3,485,492	(1,840,909)	6,467,213	223,292,470
Fidelity International Index Fund	1,723,630,107	95,185,570	120,618,351	-	3,260,341	109,216,460	1,810,674,127
Fidelity Long-Term Treasury Bond Index Fund	360,242,746	68,030,678	19,803,523	9,014,209	(666,733)	(33,178,997)	374,624,171
Fidelity U.S. Bond Index Fund	503,831,886	72,881,854	45,599,356	11,672,190	(3,570,099)	(3,206,658)	524,337,627
	7,185,649,148	480,600,878	717,290,335	59,739,623	124,578,731	448,609,878	7,522,148,300

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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